SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2012
VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 5, 2012, the Board of Directors (the “Board”) of the Vectren Corporation (the “Company”) adopted amendments to its Code of By-Laws. Effective on September 5, 2012, Section 3.5 was amended to clarify a shareholder may bring an action before the annual meeting only if the shareholder is a shareholder of record of the Company at the time meeting notice is delivered; is entitled to vote at the annual meeting; and who complies with the notice period. Section 3.5 was also amended to describe the notice period and the information to be included in such notice. In addition, the By-Laws were amended to in Section 3.6 to provide clearer definitions of those who may nominate a director.

Vectren's amended By-Laws effective September 5, 2012 is attached herewith as Exhibit 3.1.

Item 9.01.    Exhibits.
(d)  Exhibits

Exhibit Number	Description
3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of September 5, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
September 10, 2012

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 5.03:

Exhibit Number	Description
3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of September 5, 2012